Exhibit 99.2

                                  CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, the undersigned officer of New York Regional Rail Corporation, Inc. (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 19, 2002                                    /s/ Joel Marcus
                                                   -----------------------------
                                                        Name:  Joel Marcus
                                                 Title:  Chief Financial Officer